Loss Per Share	3 Months Ended
Mar. 31, 2015
Earnings Per Share [Abstract]
LOSS PER SHARE

NOTE 2: LOSS PER SHARE

Basic loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Dilutive loss per share gives effect to stock options and warrants, which are considered to be dilutive common stock equivalents. Basic loss per common share was computed by dividing net loss by the weighted average number of shares of common stock outstanding. The number of common shares potentially issuable upon the exercise of certain options and warrants that were excluded from the diluted loss per common share calculation was approximately 45,878,110 and 33,554,000 because they are anti-dilutive as a result of a net loss for the three months ended March 31, 2015 and 2014, respectively.